Exhibit 31.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raffi Loussararian, certify that:

1.	I have reviewed this Form 10-Q/A of Barfresh Food Group Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: July 20, 2020	By:	/s/ Raffi Loussararian
Vice President of Finance (Principal Accounting Officer)